UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



 ==============================================================================



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934





                                 Date of Report
                 (Date of earliest event reported) July 1, 2004





                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)







              STATE OF DELAWARE                                38-0572515
              -----------------                                ----------
          (State or other jurisdiction of                   (I.R.S. Employer
          Incorporation or Organization)                  Identification No.)

      300 Renaissance Center, Detroit, Michigan                48265-3000
      -----------------------------------------                ----------
      (Address of Principal Executive Offices)                 (Zip Code)






        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------

ITEM 5. OTHER EVENTS

On July 1, 2004, General Motors Corporation (GM) issued a news release announcing June 2004 sales. The release is as follows:

GM Reports June Sales of 380,267, Down 15 Percent

Cadillac Sales Up 10 Percent in June, 11 Percent for Calendar Year-to-Date

DETROIT - General Motors dealers sold 380,267 new cars and trucks in June, down 15 percent compared to June 2003. GM's truck sales (218,558) were down 15 percent and car sales (161,709) were down 15 percent. Total sales through June (2,295,621) were up 1.0 percent. Truck sales through the first six months (1,350,083) were up 3 percent compared to year-ago levels, and car sales (945,538) declined 3 percent.

"Coming off strong May sales, GM's June sales were weaker than we expected," said John Smith, group vice president North America Vehicle Sales, Service and Marketing. "For the first half of the year, our sales were up slightly, led by growing truck sales and launch vehicles. For the second half of the year, we need to accelerate our selling pace and produce stronger results."

GM Truck Sales

GM truck sales in June declined 15 percent compared to industry record truck deliveries last year. Calendar year-to-date truck sales were up 3 percent and running at industry-record levels.

Although total utility sales (94,016) were down 19 percent in June compared to industry-record sales in 2003, deliveries for the first six months were up 7 percent (620,160) and remain on a record-setting pace. Deliveries of small utilities (14,779) climbed 11 percent in June and 35 percent in the first half of the year (82,048), paced by Chevrolet Equinox and Saturn Vue.

Sales of full-size vans (Chevrolet Express and GMC Savana) were up 6 percent for the month (14,000) and 21 percent for the calendar year-to-date (79,517).

GM Car Sales

GM car sales in June were down 15 percent. Economy car sales continued to build with 4,479 Chevrolet Aveo deliveries, its second best sales month since launch. Luxury car sales (20,858) gained 2 percent, led by the Cadillac CTS, which had 4,743 deliveries, up 3 percent.

Divisional Highlights

Chevrolet - Chevrolet sales for the calendar year-to-date (1,312,279) were up 4 percent. Malibu had solid sales in June with 15,593 deliveries, up 34 percent over May and up 10 percent for the first six months (66,154). Corvette sales (3,398) were up 44 percent for the month. On the truck side, Colorado deliveries exceeded 10,000 units for the third consecutive month (10,166). Equinox sales were 6,964.

Cadillac - Cadillac sales through six months improved 11 percent (105,992). Cadillac posted strong sales in June (17,289), up 10 percent, paced by truck sales (6,705), which gained 45 percent. Trucks established a monthly sales record and a calendar year-to-date sales record with 42,522 deliveries, up 66 percent. The Escalade portfolio had 4,614 deliveries, and the ESV had record June sales (1,246) and first-half sales (6,860). SRX had 2,091 deliveries. CTS continued its sales momentum with 4,743 deliveries, up 3 percent, setting new monthly and first-half (29,233) sales records.

GMC - GMC had 283,122 deliveries through June, an 8 percent increase over year-ago levels. Yukon had 42,107 deliveries in the first six months, establishing a new sales record. Sierra sales increased 8 percent in the first half (98,370). Canyon sales reached 1,875 units in June.

HUMMER - HUMMER sales were 2,175. H2 deliveries were 2,111.

Pontiac - Pontiac sales for the calendar year-to-date (255,636) were up 13 percent. Pontiac Vibe deliveries reached 6,130 units, a 6 percent increase compared to year-ago levels and a new monthly record. Grand Prix sales through June were 70,890, up 35 percent compared to year-ago levels. Bonneville sales (2,777) improved 55 percent in June and 20 percent for the calendar year (15,647), due in part to GXP sales.

Saturn - Vue sales for the calendar year-to-date (48,279) gained 16 percent compared to the same period last year and set a sales record

Buick - Buick truck sales (4,908) gained 18 percent compared to last June. Calendar year-to-date truck sales (43,389) were up 28 percent. Rainier had 1,399 deliveries.

Certified Used Vehicles

June sales for all GM certified used vehicle brands, including GM Certified Used Vehicles (Buick, Chevrolet, GMC, Oldsmobile and Pontiac), Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 44, 668 units, comparable to the previous month and up 20 percent from June 2003.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, set a strong pace with June sales of 37,471 units, up 3.0 percent from the previous month and up 22 percent from June 2003. GM Certified Used Vehicles continued to lead all certified pre-owned brands industry-wide with 2004 sales of 201,948 units through June, an increase of 8 percent from the same period last year.

Saab Certified Pre-Owned Vehicles sold 792 units in June, down 13 percent from June 2003, and Cadillac Certified Pre-Owned Vehicles posted sales of 2,856 units, comparable to last June. Used Cars from Saturn sold 3,549 units, up 23 percent.

"GM is growing its leading position in the certified pre-owned segment, with GM Certified Used Vehicles recording its second-best monthly sales performance ever, and Used Cars from Saturn posting an increase of more than 23 percent from year-ago figures," Smith said. "GM continues to drive the certified pre-owned industry, with year-to-date sales up 8 percent from the same period in 2003."

GM North America Announces June and 2004 Second-Quarter Production Results; 2004 Third-Quarter Production Forecast Remains Unchanged

In June, GM North America produced 481,000 vehicles (194,000 cars and 287,000 trucks) in North America, compared to 428,000 vehicles (165,000 cars and 263,000 trucks) produced in June 2003. Production totals include joint venture production of 25,000 vehicles in June 2004 and 15,500 in June 2003.

GM North America's current 2004 second-quarter production total was 1.387 million vehicles (542,000 cars and 845,000 trucks). In the second quarter of 2003, GM North America built 1.38 million vehicles (543,000 cars and 837,000 trucks).

Also, GM North America's 2004 third-quarter production forecast remains unchanged at 1.2 million vehicles (475,000 cars and 725,000 trucks). In the third quarter of 2003, GM North America built 1.245 million vehicles (492,000 cars and 753,000 trucks). GM will continue to monitor its second-half production plans and will provide updates on a timely basis.

GM also announced current 2004 second-quarter and 2004 third-quarter production forecasts for its international regions:

GM Europe - The region's current 2004 second-quarter production forecast is 490,000 vehicles, down 1,000 vehicles from last month's guidance of 491,000 vehicles. GM Europe built 488,000 units in the second quarter of 2003. The region's current third-quarter forecast is 397,000 vehicles, down 14,000 vehicles from last month's forecast of 411,000 vehicles. In the third quarter of 2003, GM Europe built 393,000 vehicles.

GM Asia Pacific - GM Asia Pacific's current second-quarter forecast is 147,000 vehicles, down 2,000 vehicles from last month's forecast. GM Asia Pacific built 90,000 vehicles in the second quarter of 2003. The region's current third-quarter production forecast is 153,000 vehicles, down 1,000 vehicles from last month's forecast. In the third quarter of 2003, the Asia Pacific region built 120,000 vehicles.

GM Latin America, Africa and the Middle East - The region's current second-quarter production forecast is 172,000 vehicles, down 2,000 vehicles from last month's guidance. GM's third-quarter production guidance for the region is 190,000 vehicles, up 2,000 vehicles from last month's guidance. The region built 128,000 vehicles in the second quarter of 2003 and 135,000 vehicles in the third-quarter of 2003.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, employs about 325,000 people globally in its core automotive business and subsidiaries. Founded in 1908, GM has been the global automotive sales leader since 1931. GM today has manufacturing operations in 32 countries, and its vehicles are sold in 192 countries. In 2003, GM sold nearly 8.6 million cars and trucks, about 15 percent of the global vehicle market. GM's global headquarters is at the GM Renaissance Center in Detroit. More information on GM and its products can be found on the company's consumer website at www.gm.com.


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   24         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Vehicle Total         380,267   429,742   -15.1   2,295,621   2,284,334    0.5
-------------------------------------------------------------------------------
Car Total             161,709   182,165   -14.8     945,538     969,476   -2.5
-------------------------------------------------------------------------------
Truck Total           218,558   247,577   -15.3   1,350,083   1,314,858    2.7
-------------------------------------------------------------------------------
Light Truck Total     213,261   243,810   -16.0   1,326,388   1,295,000    2.4
------------------------------------------------------------------------------
Light Vehicle Total   374,970   425,975   -15.5   2,271,926   2,264,476    0.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
   Market Division
    Vehicle Total                                   Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
 Curr S/D:   25                           % Chg
 Prev S/D:   24         2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
Buick                  27,462    29,339   -10.1    162,456      168,143   -3.4
Cadillac               17,289    15,160     9.5     105,992      95,546   10.9
Chevrolet             220,475   244,003   -13.3   1,312,279   1,268,435    3.5
GMC                    46,292    52,141   -14.8     283,122     262,629    7.8
HUMMER                  2,175     2,493   -16.2      12,827      16,975  -24.4
Oldsmobile              1,325    10,877   -88.3      23,767      67,599  -64.8
Other - Isuzu           1,510     1,215    19.3       6,819       6,362    7.2
Pontiac                42,670    44,967    -8.9     255,636     227,165   12.5
Saab                    4,045     3,920    -0.9      19,430      24,474  -20.6
Saturn                 17,024    25,627   -36.2     113,293     147,006  -22.9
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                   152,587   178,245   -17.8     901,166     944,987   -4.6
-------------------------------------------------------------------------------
Light Truck           213,261   243,810   -16.0   1,326,388   1,295,000    2.4
-------------------------------------------------------------------------------

Twenty-five selling days for the June period this year and twenty-four for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2004

                                                    Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
                                         % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  25        24
-------------------------------------------------------------------------------

Century                 9,157     5,999    46.5      40,740      50,236  -18.9
LeSabre                10,319    15,434   -35.8      57,495      58,239   -1.3
Park Avenue             2,191     2,507   -16.1      10,590      13,756  -23.0
Regal                     887     1,393   -38.9      10,242      12,032  -14.9
      Buick Total      22,554    25,333   -14.5     119,067     134,263  -11.3
-------------------------------------------------------------------------------
Catera                      0         0   ***.*           0          15  ***.*
CTS                     4,743     4,408     3.3      29,233      25,766   13.5
DeVille                 5,273     4,939     2.5      30,071      33,123   -9.2
Eldorado                    0         6   ***.*           7         185  -96.2
Seville                   247     1,357   -82.5       2,249      10,851  -79.3
XLR                       321         0   ***.*       1,910           0  ***.*
     Cadillac Total    10,584    10,710    -5.1      63,470      69,940   -9.3
------------------------------------------------------------------------------
Aveo                    4,479         0   ***.*      21,255           0  ***.*
Camaro                      0        94   ***.*         127         933  -86.4
Cavalier               19,163    34,213   -46.2     103,918     128,346  -19.0
Classic                 8,705     6,011    39.0      55,187       6,011  818.1
Corvette                3,398     2,272    43.6      18,388      16,946    8.5
Impala                 19,930    21,378   -10.5     139,460     133,948    4.1
Lumina                      0         0   ***.*           0          15  ***.*
Malibu                 15,593     7,954    88.2      66,154      73,213   -9.6
Metro                       0         0   ***.*           0           1  ***.*
Monte Carlo             3,890     5,285   -29.3      26,774      31,134  -14.0
Prizm                       0         0   ***.*           5          16  -68.8
SSR                       630         0   ***.*       5,442           0  ***.*
    Chevrolet Total    75,788    77,207    -5.8     436,710     390,563   11.8
-------------------------------------------------------------------------------
Alero                     668     7,613   -91.6      17,388      50,836  -65.8
Aurora                     10       298   -96.8         164       2,262  -92.7
Intrigue                    0        51   ***.*          55         634  -91.3
    Oldsmobile Total      678     7,962   -91.8      17,607      53,732  -67.2
-------------------------------------------------------------------------------
Bonneville              2,777     1,716    55.4      15,647      13,012   20.3
Firebird                    0        59   ***.*         109         769  -85.8
Grand Am               14,796    15,194    -6.5      83,935      70,196   19.6
Grand Prix              9,612    11,535   -20.0      70,890      52,566   34.9
GTO                       598         0   ***.*       3,687           0  ***.*
Sunfire                 3,638     5,132   -31.9      18,483      20,286   -8.9
Vibe                    6,130     5,568     5.7      31,489      34,089   -7.6
     Pontiac Total     37,551    39,204    -8.0     224,240     190,918   17.5
-------------------------------------------------------------------------------
9-2X                       48         0   ***.*          49           0  ***.*
9-3                     3,005     2,675     7.8      14,786      17,956  -17.7
9-5                       992     1,245   -23.5       4,595       6,518  -29.5
       Saab Total       4,045     3,920    -0.9      19,430      24,474  -20.6
-------------------------------------------------------------------------------
ION                     8,827    12,372   -31.5      51,678      56,530   -8.6
Saturn L Series         1,682     5,180   -68.8      13,336      42,548  -68.7
Saturn S Series             0       277   ***.*           0       6,508  ***.*
      Saturn Total     10,509    17,829   -43.4      65,014     105,586  -38.4
-------------------------------------------------------------------------------
        GM Total      161,709   182,165   -14.8     945,538     969,476   -2.5
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    152,587   178,245   -17.8     901,166     944,987   -4.6
-------------------------------------------------------------------------------
GM Import               9,122     3,920   123.4      44,372      24,489   81.2
-------------------------------------------------------------------------------
        GM Total      161,709   182,165   -14.8     945,538     969,476   -2.5
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                    June 2004

                                                    Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
                                         % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  25        24
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            22,554    25,333   -14.5     119,067     134,263  -11.3
Cadillac Total         10,584    10,710    -5.1      63,470      69,925   -9.2
Chevrolet Total        71,309    77,207   -11.3     415,455     390,563    6.4
Oldsmobile Total          678     7,962   -91.8      17,607      53,732  -67.2
Pontiac Total          36,953    39,204    -9.5     220,553     190,918   15.5
Saturn Total           10,509    17,829   -43.4      65,014     105,586  -38.4
   GM North America
      Total           152,587   178,245   -17.8     901,166     944,987  -4.6
-------------------------------------------------------------------------------
Cadillac Total              0         0   ***.*           0          15  ***.*
Chevrolet Total         4,479         0   ***.*      21,255           0  ***.*
Pontiac Total             598         0   ***.*       3,687           0  ***.*
Saab Total              4,045     3,920    -0.9      19,430      24,474  -20.6
     GM Import Total    9,122     3,920   123.4      44,372      24,489   81.2
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            27,462    29,339   -10.1     162,456     168,143   -3.4
Cadillac Total         17,289    15,160     9.5     105,992      95,546   10.9
Chevrolet Total       220,475   244,003   -13.3   1,312,279   1,268,435    3.5
GMC Total              46,292    52,141   -14.8     283,122     262,629    7.8
HUMMER Total            2,175     2,493   -16.2      12,827      16,975  -24.4
Oldsmobile Total        1,325    10,877   -88.3      23,767      67,599  -64.8
Other-Isuzu Total       1,510     1,215    19.3       6,819       6,362    7.2
Pontiac Total          42,670    44,967    -8.9     255,636     227,165   12.5
Saab Total              4,045     3,920    -0.9      19,430      24,474  -20.6
Saturn Total           17,024    25,627   -36.2     113,293     147,006  -22.9
     GM Total         380,267   429,742   -15.1   2,295,621   2,284,334    0.5
------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2004


                                                    Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
                                         % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  25        24
-------------------------------------------------------------------------------
Rainier                 1,399         0   ***.*      10,004           0  ***.*
Rendezvous              3,509     4,006   -15.9      33,385      33,880   -1.5
    Total Buick         4,908     4,006    17.6      43,389      33,880   28.1
-------------------------------------------------------------------------------
Escalade                2,698     2,492     3.9      16,560      15,123    9.5
Escalade ESV            1,246     1,044    14.6       6,860       5,657   21.3
Escalade EXT              670       914   -29.6       4,910       4,826    1.7
SRX                     2,091         0   ***.*      14,192           0  ***.*
  Total Cadillac        6,705     4,450    44.6      42,522      25,606   66.1
-------------------------------------------------------------------------------
Astro                   4,104     3,883     1.5      19,495      23,230  -16.1
C/K Suburban(Chevy)     8,414    12,102   -33.3      55,536      56,784   -2.2
Chevy C/T Series            8        52   -85.2         151         503  -70.0
Chevy W Series            277       169    57.3       1,156       1,064    8.6
Colorado               10,166         0   ***.*      50,251           0  ***.*
Equinox                 6,964         0   ***.*      23,460           0  ***.*
Express Cutaway/G Cut   1,615     1,522     1.9       9,016       8,639    4.4
Express Panel/G Van     5,895     6,612   -14.4      36,979      32,363   14.3
Express/G Sportvan      1,745     1,889   -11.3       9,672       8,700   11.2
Kodiak 4/5 Series         797       745     2.7       3,977       3,639    9.3
Kodiak 6/7/8 Series       461       282    56.9       2,077       1,165   78.3
S/T Blazer              3,184     3,768   -18.9      25,155      25,744   -2.3
S/T Pickup                715    16,285   -95.8       8,100      73,371  -89.0
Tahoe                  13,810    18,050   -26.6      89,089      88,794    0.3
Tracker                 1,300     5,030   -75.2      10,309      19,576  -47.3
TrailBlazer            19,339    24,820   -25.2     122,832     124,780   -1.6
Venture                 7,254     6,361     9.5      43,298      44,442   -2.6
................................................................................
     Avalanche          6,652     8,647   -26.1      42,109      43,086   -2.3
     Silverado-C/K
       Pickup          51,987    56,579   -11.8     322,907     321,992    0.3
Chevrolet Fullsize
  Pickups              58,639    65,226   -13.7     365,016     365,078    0.0
................................................................................
  Chevrolet Total     144,687   166,796   -16.7     875,569     877,872   -0.3
-------------------------------------------------------------------------------
Canyon                  1,875         0   ***.*      10,855           0  ***.*
Envoy                   8,295    13,263   -40.0      61,960      61,187    1.3
GMC C/T Series             14       132   -89.8         291       1,095  -73.4
GMC W Series              671       336    91.7       2,585       2,153   20.1
S/T Jimmy                   0         0   ***.*           0          52  ***.*
Safari (GMC)            1,663     1,034    54.4       4,780       5,645  -15.3
Savana Panel/G Classic  1,597     1,701    -9.9      10,256       9,155   12.0
Savana Special/G Cut    2,919       562   398.6      12,329       5,048  144.2
Savana/Rally              229       405   -45.7       1,265       1,698  -25.5
Sierra                 16,499    16,440    -3.7      98,370      91,510    7.5
Sonoma                    286     4,402   -93.8       2,631      18,112  -85.5
Topkick 4/5 Series        507       369    31.9       3,198       2,066   54.8
Topkick 6/7/8 Series    1,052       467   116.3       3,441       1,811   90.0
Yukon                   6,166     7,090   -16.5      42,107      35,356   19.1
Yukon XL                4,519     5,940   -27.0      29,054      27,741    4.7
     GMC Total         46,292    52,141   -14.8     283,122     262,629    7.8
-------------------------------------------------------------------------------
HUMMER H1                  64        48    28.0         279         325  -14.2
HUMMER H2               2,111     2,445   -17.1      12,548      16,650  -24.6
   HUMMER Total         2,175     2,493   -16.2      12,827      16,975  -24.4
-------------------------------------------------------------------------------
Bravada                   142       588   -76.8       1,337       4,485  -70.2
Silhouette                505     2,327   -79.2       4,823       9,382  -48.6
 Oldsmobile Total         647     2,915   -78.7       6,160      13,867  -55.6
-------------------------------------------------------------------------------
Other-Isuzu F Series      116       111     0.3         607         786  -22.8
Other-Isuzu N Series    1,394     1,104    21.2       6,212       5,576   11.4
 Other-Isuzu Total      1,510     1,215    19.3       6,819       6,362    7.2
-------------------------------------------------------------------------------
Aztek                   1,580     1,841   -17.6      12,304      16,223  -24.2
Montana                 3,539     3,922   -13.4      19,092      20,024   -4.7
   Pontiac Total        5,119     5,763   -14.7      31,396      36,247  -13.4
-------------------------------------------------------------------------------
VUE                     6,515     7,798   -19.8      48,279      41,420   16.6
   Saturn Total         6,515     7,798   -19.8      48,279      41,420   16.6
-------------------------------------------------------------------------------
     GM Total         218,558   247,577   -15.3   1,350,083   1,314,858    2.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    216,512   246,276   -15.6   1,341,595   1,307,867    2.6
-------------------------------------------------------------------------------
GM Import               2,046     1,301    51.0       8,488       6,991   21.4
-------------------------------------------------------------------------------
     GM Total         218,558   247,577   -15.3   1,350,083   1,314,858    2.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *    213,261   243,810   -16.0   1,326,388   1,295,000    2.4
-------------------------------------------------------------------------------
GM Import                   0         0   ***.*           0           0  ***.*
-------------------------------------------------------------------------------
     GM Total         213,261   243,810   -16.0   1,326,388   1,295,000    2.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                    June 2004


                                                    Calendar Year-to-Date
                                  June                January - June
                      ---------------------------------------------------------
                                         % Chg
                        2004      2003   per S/D      2004        2003    %Chg
-------------------------------------------------------------------------------
     Selling Days (S/D)  25        24
-------------------------------------------------------------------------------
         GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,908     4,006    17.6      43,389      33,880   28.1
Cadillac Total          6,705     4,450    44.6      42,522      25,606   66.1
Chevrolet Total       144,513   166,697   -16.8     874,849     877,175   -0.3
GMC Total              45,707    51,892   -15.4     280,995     260,991    7.7
HUMMER Total            2,175     2,493   -16.2      12,827      16,975  -24.4
Oldsmobile Total          647     2,915   -78.7       6,160      13,867  -55.6
Other-Isuzu Total         223       262   -18.3       1,178       1,706  -30.9
Pontiac Total           5,119     5,763   -14.7      31,396      36,247  -13.4
Saturn Total            6,515     7,798   -19.8      48,279      41,420   16.6
    GM North America
      Total*          216,512   246,276   -15.6   1,341,595   1,307,867    2.6
-------------------------------------------------------------------------------
Chevrolet Total           174        99    68.7         720         697    3.3
GMC Total                 585       249   125.5       2,127       1,638   29.9
Other-Isuzu Total       1,287       953    29.6       5,641       4,656   21.2
    GM Import Total     2,046     1,301    51.0       8,488       6,991   21.4
-------------------------------------------------------------------------------
GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,908     4,006    17.6      43,389      33,880   28.1
Cadillac Total          6,705     4,450    44.6      42,522      25,606   66.1
Chevrolet Total       143,144   165,548   -17.0     868,208     871,501   -0.4
GMC Total              44,048    50,837   -16.8     273,607     255,504    7.1
HUMMER Total            2,175     2,493   -16.2      12,827      16,975  -24.4
Oldsmobile Total          647     2,915   -78.7       6,160      13,867  -55.6
Pontiac Total           5,119     5,763   -14.7      31,396      36,247  -13.4
Saturn Total            6,515     7,798   -19.8      48,279      41,420   16.6
    GM North America
      Total*          213,261   243,810   -16.0   1,326,388   1,295,000    2.4
-------------------------------------------------------------------------------

          GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total             4,908     4,006    17.6      43,389      33,880   28.1
Cadillac Total          6,705     4,450    44.6      42,522      25,606   66.1
Chevrolet Total       143,144   165,548   -17.0     868,208     871,501   -0.4
GMC Total              44,048    50,837   -16.8     273,607     255,504    7.1
HUMMER Total            2,175     2,493   -16.2      12,827      16,975  -24.4
Oldsmobile Total          647     2,915   -78.7       6,160      13,867  -55.6
Pontiac Total           5,119     5,763   -14.7      31,396      36,247  -13.4
Saturn Total            6,515     7,798   -19.8      48,279      41,420   16.6
    GM Total          213,261   243,810   -16.0   1,326,388   1,295,000    2.4
------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 07/01/04

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car1 Truck1  Total     GME2 GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
2004 Q2 #        542   845   1,387     490    172     147    2,196    18    48
O/(U) prior
forecast:@         3     4       7      (1)    (2)     (2)       2     0     0
------------    -------------------   ----- ------   ----  --------- ---  -----
2004 Q3 #        475   725   1,200     397    190     153    1,940    18    46
O/(U) prior
forecast:@         0     0       0     (14)     2      (1)     (13)    0     0
------------    -------------------   ----- ------   ----  --------- ---  -----

                        GMNA
                -------------------                          Total   Memo: JV1
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide Car  Truck
                -------------------   ----- ------   ----  --------- ---  -----
   2000
1st Qtr.         746   775   1,521     572    118      40    2,251    24    13
2nd Qtr.         787   781   1,568     534    140      45    2,287    19    17
3rd Qtr.         689   630   1,319     374    151      53    1,897    16    18
4th Qtr.         671   694   1,365     513    135      47    2,060    18    17
               ----- -----   -----   -----    ---     ---    -----   ---    --
    CY         2,893 2,880   5,773   1,993    544     185    8,495    77    65

   2001
1st Qtr.         580   634   1,214     538    138      51    1,941    18     9
2nd Qtr.         638   726   1,364     491    165      64    2,084    13    16
3rd Qtr.         574   664   1,238     373    146      74    1,832    11    15
4th Qtr.         573   721   1,294     441    127      67    1,929     9    16
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,365 2,745   5,110   1,842    575     256    7,786    51    56

   2002
1st Qtr.         600   753   1,353     456    131      65    2,005    11    11
2nd Qtr.         688   865   1,553     453    141      74    2,221    15    17
3rd Qtr.         568   740   1,308     408    132      87    1,935    19    20
4th Qtr.         602   824   1,426     453    157      81    2,117    14    25
               ----- -----   -----   -----    ---     ---    -----    --    --
    CY         2,458 3,182   5,640   1,770    561     307    8,278    59    73

   2003
1st Qtr.         591   860   1,451     491    127      77    2,146    19    24
2nd Qtr.         543   837   1,380     488    128      90    2,086    19    24
3rd Qtr.         492   753   1,245     393    135     120    1,893    20    17
4th Qtr.         558   827   1,385     446    157     133    2,121    16    20
               ----- -----   -----   -----    ---     ---    -----   ---    --
    CY         2,184 3,277   5,461   1,818    547     420    8,246    74    85

   2004
1st Qtr.         525   820   1,345     463    158     116    2,082    19    19
2nd Qtr. #       542   845   1,387     490    172     147    2,196    18    48
3rd Qtr. #       475   725   1,200     397    190     153    1,940    18    46
                 --- -----   -----   -----    ---     ---    -----   ---    --


See note on next page

@ Numbers may vary due to rounding
1 JOINT VENTURE - NUMMI units included in GMNA Car, HUMMER and CAMI units included in GMNA Truck.
2 GME includes Saab back to 1999
# Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          (Registrant)
Date:  July 1, 2004                  By:  /s/PETER R. BIBLE.
                                     ---  ------------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)